UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
            Emerging growth company                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

a.The Company held its Annual Meeting of Shareholders on May 5, 2021.

b.The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal 1: Election of Directors

The Company’s shareholders elected the persons nominated as Directors of the Company as set forth below:

Nominees	For	Against	Abstain	Broker Non-Votes
Marco Alverà	194,024,510	458,900	1,063,053	17,575,563
William J. Amelio	193,607,383	882,770	1,056,310	17,575,563
William D. Green	164,032,538	30,445,315	1,068,610	17,575,563
Stephanie C. Hill	193,593,028	904,641	1,048,793	17,575,563
Rebecca Jacoby	194,084,867	409,783	1,051,814	17,575,563
Monique F. Leroux	183,473,997	11,013,619	1,058,847	17,575,563
Ian P. Livingston	194,192,877	291,529	1,062,056	17,575,563
Maria R. Morris	192,750,363	1,750,633	1,045,466	17,575,563
Douglas L. Peterson	193,788,161	706,127	1,052,175	17,575,563
Edward B. Rust, Jr.	187,485,907	6,926,575	1,133,981	17,575,563
Kurt L. Schmoke	190,237,225	4,200,484	1,108,753	17,575,563
Richard E. Thornburgh	192,364,547	2,105,735	1,076,180	17,575,563

Proposal 2: Proposal to approve, on an advisory basis, the executive compensation program for the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
183,961,456	10,100,484	1,484,523	17,575,563

Proposal 3: Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent Registered Public Accounting Firm for 2021:

For	Against	Abstain
186,999,345	24,990,364	1,132,316

Proposal 4: Proposal to approve, on an advisory basis, the Company’s greenhouse gas emissions reduction plan:

For	Against	Abstain	Broker Non-Votes
171,643,130	869,778	23,033,555	17,575,563

Proposal 5: Shareholder proposal to transition to public benefit corporation:

For	Against	Abstain	Broker Non-Votes
7,272,502	185,834,134	2,439,827	17,575,563

c.Not applicable.

d.Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated:   May 11, 2021